SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported): February 18, 2003


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                   (Depositor)
               (Exact name of registrant as specified in its charter)


                                   on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

261 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824

                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1 (collectively, the Certificates) of the Bombardier Receivables Master Trust I (the Trust) on February 18, 2003 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference. In addition, information concerning the (i) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust, (ii) amounts payable on account of the Variable Funding Certificate, and (iii) Monthly Servicing Fee payable on account of the Variable Funding Certificate is contained in the schedule attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest distributions made on February 18, 2003 on the Floating Rate Class A Asset Backed Certificates, Series 2000-1 and the Floating Rate Class B Asset Backed Certificates, Series 2000-1.

        99.2. Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending January 31, 2003, (ii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period, and (iii) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION on behalf of Bombardier Receivables Master Trust I

                                    /s/John C. Lanz
                                    Name: John C. Lanz
                                    Title: Division Vice President and Treasurer

Dated: March 24, 2004

                                  EXHIBIT INDEX

Exhibit No. Page # Description

99.1        5    Distribution Date Statement relating to interest
                 distributions made on February 18, 2003 on the Floating
                 Class A Asset Backed Certificates, Series 2000-1 and the
                 Floating Rate Class B Asset Backed Certificates, Series 2000-1


99.2        8    Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                 Funding Certificate for the Collection Period ending
                 January 31, 2003 (ii) the aggregate amount of principal collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                 Fee payable on account of the Variable Funding Certificate for such Collection Period.



Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 2000-1
Distribution Date:     February 18, 2003

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 2000-1
Distribution Date:                                                                                 02/18/03
1 Amount of principal paid or distributed:
  (a) Class A Certificates:                                                                                                   0.00
  per $1,000 original principal amount of Class A Certificates                                                                0.00
  (b) Class B Certificates:                                                                                                   0.00
  per $1,000 original principal amount of Class B Certificates                                                                0.00
2 Floating Allocation Percentage for such Collection Period (unweighted average):                                           33.68%
3 Principal Allocation Percentage for such Collection Period:                                                                  N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                             544,834.89
  per $1,000 original principal amount of Class A Certificates                                                                1.45
  (b) Class B Certificates:                                                                                              44,379.44
  per $1,000 original principal amount of Class B Certificates                                                                1.75
5.(a) Series 2000-1 Investor Default Amount for such Distribution Date:                                                 133,365.71
6. Required Subordination Draw Amount, if any,                                                                                0.00
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                                   0.00
     (b) Amount of Reimbursements of Investor Charge-Offs for the preceding period:                                           0.00
8.  (a) Amount of Class A Carryover Amount being paid or distributed                                                          0.00
     (b)  Balance:                                                                                                            0.00
   Distributed per $1,000 original principal amount of Class A Certificates                                                   0.00
9.  (a) Amount of Class B Carryover Amount being paid or distributed                                                          0.00
     (b)  Balance:                                                                                                            0.00
   Distributed per $1,000 original principal amount of Class B Certificates                                                   0.00
10. Pool Balance at end of related Collection Period                                                                 1,415,714,419
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                            374,600,000
  (b) Outstanding principal amount of Class B Certificates:                                                             25,400,000
  (c) Certificate Balance:                                                                                             400,000,000
  (d) Pool Factor for Class A Certificates:                                                                          1.00000000000
  (e) Pool Factor for Class B Certificates:                                                                          1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this Distribution Date:                            1.3700%
       (2)  Net Receivables Rate                                                                                             6.50%
  (b) Class A Rate:                                                                                                        1.5400%
  (c) Class B Rate:                                                                                                        1.8500%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                               666,667
      (b) Series 2000-1 Excess Servicing Fee being distributed and remaining balance (if any):                           2,113,793
      (1) Distributed:                                                                                                   2,113,793
      (2) Balance:                                                                                                            0.00
14.  Invested Amount on this Distribution Date (after giving effect to all distributions
       which will occur on such Distribution Date):                                                                    400,000,000
15.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                            23,280,423
             On this Distribution Date:                                                                                 23,280,423
16.  The Incremental Subordinated Amount on the immediately preceding Determination Date                                      0.00
             On this Distribution Date:                                                                                       0.00
17.  The Reserve Fund Balance for this Distribution Date:                                                             2,000,000.00
18.  The Excess Funding Account Balance for this Distribution Date:                                                           0.00
19.  Amount in the Excess Funding Account at the beginning of an Early Amortization Period or
       Initial Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:                                                                                                    N/A
  (b) Class B Certificates (only if Class A Certificates have been paid in full):                                              N/A
20. The minimum Collection Account balance with respect to this Distribution Date:                                    2,025,848.64
  Series 1997-1 Interest Payments on Class A Certificates                                                                        -
  Series 1997-1 Interest Payments on Class B Certificates                                                                        -
  Series 1997-1 Investor Defaults (to be remitted to BCI)                                                                        -
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                               156,746.52
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                                35,740.10
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                               243,059.05
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                                40,009.71
  Series 1997-2 Fees (to be remitted to ABN)                                                                             38,784.72
  Series 2000-1 Interest Payments on Class A Certificates                                                               544,834.89
  Series 2000-1 Interest Payments on Class B Certificates                                                                44,379.44
  Series 2000-1 Investor Defaults (to be remitted to BCI)                                                               133,365.71
  Series 2001-1 Interest Payments on Class A Certificates                                                               635,251.25
  Series 2001-1 Investor Defaults (to be remitted to BCI)                                                               142,409.57
  Collection Account Investment Proceeds (to be remitted to BCI)                                                          1,365.99
  Series 1997-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                         -
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                    800.91
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                    785.38
  Series 2000-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                  2,456.72
  Series 2001-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                                  1,875.36
  Series 1997-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                               0.00
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                             523.70
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                           3,459.61
  Series 2000-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                               0.00
  Series 2001-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                               0.00
21.  An Early Amortization Event has occurred:                                                                                  NO
22.  The Servicer has elected not to extend the Initial Principal Payment Date:                                                N/A
23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the
      average of the month-end Pool Balances for such three-month period is:                                                 0.01%
      (Annualized three month average net losses)                                                                            0.13%
24. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                              13.50%
       A Three-Month Payment Rate Trigger has occurred:                                                                         NO
25. Receivables Rate :                                                                                                       8.50%
26. Inventory Aging of the Eligible Pool Balance as of the end of the Collection Period:
                           0-120 days                                                                                       48.31%
                          121-179 days                                                                                      15.33%
                          180-269 days                                                                                      11.71%
                          270-359 days                                                                                       6.47%
                          360-479 days                                                                                       8.13%
                          480 +                                                                                             10.05%
27. Optional removal of Receivables aged greater than 450 days during the related Collection Perio                            0.00
28. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts for all other Series at the end of the Interest Period
     as a percentage of the assets of the Trust:                                                                             0.00%
     Has an asset composition Event Occurred:                                                                                   NO
29. Amount of 491 Day Aged Receivables  during Collection Period:                                                       14,146,301
      Cumulative amount of 491 Day Aged Receivables from:
                                                                                  Aged Ineligibles:    Optional Removals:Put Limit:
          October 1, 2002 to January 31, 2003:                                     $ 42,912,106           $0           $ 67,743,542
       Has an Early Amortization Event Occurred:                                                                              NO
30. Principal Amount of Receivables subject to a Participation Interest at end of Collection Period:                   5,908,592.76
31. Product Line Breakdown                                                                Test Level:                     Actual:
         Bombardier:                                                                            45.00%                     31.12%
         Marine:                                                                                45.00%                     25.89%
         Recreational Vehicles:                                                                 20.00%                     15.77%
         CEA / Other:                                                                           10.00%                      2.90%
         Manufactured Housing:                                                                  45.00%                     24.32%
         Lawn & Garden:                                                                         10.00%                      0.00%
                 Total:                                                                                              100.00%
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:                                                                            0.00
      Industry Overconcentrations:                                                                                      0.00
      Dealer Overconcentrations:                                                                                        0.00
      Manufacturer Overconcentrations:                                                                                  0.00
                 Total Overconcentration Amounts:                                                                       0.00
33. (a) BRMT I Defaulted Amount for Collection Period:                                                               391,854
     (b) BRMT I Non-Principal Collections Collection Period:                                                      10,290,252
     (c) BRMT I Principal Collections Collection Period:                                                         170,641,957
     (d) BRMT I Recovery Amount for Collection Period:                                                               498,690
34. Total Defaulted Amount at end of Collection Period relating to non payment
      of at least $150 of interest due more than 90 days:                                                                  -
35. Amount of Receivable purchased by the trust at a discount during Collection Period:                           10,855,386
36. Has an automatic Addition of Accounts Occurred:                                                                       NO
37. Pool data on Receivables added as Automatic Account Additions                                                        N/A
Prepared by: Sarah Kirker
Bombardier Capital Inc.

Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                                                                                 02/18/03

For the Collection Period:                                                    01/01/03       through            01/31/03
Aggregate Non-Principal Collections                                                                                 10,290,252
Aggregate Principal Collections                                                                                    170,641,957
Variable Funding Percentage (unweighted)                                                                                 2.84%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                                         161,905
       Principal Collection Distributions:                                                                           5,576,494
Variable Funding Amount as of the last day of the Collection Period:                                               124,244,342
Variable Funding Default Amount                                                                                          6,263
Monthly Servicing Fee Due                                                                                               67,678

Note:  As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and
Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the
Variable Funding Percentage of such Collections and (ii) the Excess Retained Percentage of such Collections, resulting in no payment  by the Trustee.

Prepared by: Sarah Kirker
Bombardier Capital Inc.
